                                                                     EXHIBIT 4.3
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COMMON STOCK                                                       COMMON STOCK

PRX                     [LOGO OF PLANETRX.COM(TM)]

THIS CERTIFICATE                                            SEE REVERSE FOR
IS TRANSFERABLE                                             CERTAIN DEFINITIONS
IN BOSTON, MA OR                                            CUSIP 727049 10 8
NEW YORK, NY



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT





IS THE RECORD HOLDER OF


              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE PER SHARE, OF

                               PlanetRx.com, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                    [SEAL OF THE CORPORATION APPEARS HERE}

                                            COUNTERSIGNED AND REGISTERED:
                                                BankBoston, N.A.
                                                   TRANSFER AGENT AND REGISTRAR

                                                   BY /s/ William L. Goldberg

                                                   AUTHORIZED SIGNATURE


/s/ Steve Valenzuela                            /s/ William J. Razzouk
CHIEF FINANCIAL OFFICER AND SECRETARY           CHAIRMAN AND CHIEF EXECUTIVE
                                                OFFICER
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

                              PlanetRx.com, Inc.

A statement of powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM  - as tenants in common                 UNIF GIFT MIN ACT__________Custodian___________
    TEN ENT  - as tenants by the entireties                             (Cust)              (Minor)
    JT TEN   - as joint tenants with right of                       under Uniform Gifts to Minors
               survivorship and not as tenants                       Act____________________________
               in common                                                           (State)
    COM PROP - as community property
                                                    UNIF TRF MIN ACT  _____Custodian (until age ____)
                                                                        (Cust)
                                                                     _________under Uniform Transfers
                                                                       (Minor)
                                                                    to Minors Act___________________
                                                                                      (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________hereby sell, assign and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ___________________________________

 ___________________________________


------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------

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________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________

                                         X _________________________________


                                         X _________________________________
                                         THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                NOTICE:  WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By ___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.